WisdomTree Digital Trust

(the “Trust”)

Supplement dated October 24, 2025, to the Trust’s currently effective Statutory Prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) and Statement of Additional Information (each, a “SAI” and collectively, the “SAIs”)

The following information supplements and should be read in conjunction with the Prospectuses and SAIs.

The following changes are hereby made to the Trust’s Prospectuses:

The “Additional Information About the Purchase and Redemption of Fund Shares – All Investors” section of the Prospectus is revised to add Plume to the list of supported blockchain networks.

Accordingly, the “Additional Information About the Purchase and Redemption of Fund Shares – All Investors” section of the Prospectus will be deleted in its entirety and replaced with the following:

Investors may, for their convenience and in their sole discretion, elect to use their own wallet if registered by the Transfer Agent or its agents in their sole discretion through the App or Portal. Any such wallet must be compatible with the blockchain network that the investor seeks to use, and such wallet is subject to eligibility determinations by the Transfer Agent in its sole determination. In general, shareholder provided wallets must be compatible with the Arbitrum, Avalanche, Base, Ethereum, Optimism, or Plume blockchain networks in order to hold Fund shares, although one or more such blockchain networks may not be available at certain times.

Investors providing their wallet information to the Transfer Agent are responsible for maintaining the private key associated with their wallet and such private key information should not be disclosed by the shareholder to anyone, including to the Transfer Agent. Investors are responsible for determining whether an investor provided wallet and related blockchain network is suitable for the investor’s use. Potential considerations for blockchain network suitability are set forth in the SAI.

The following changes are hereby made to the Trust’s SAIs:

The “Investment Strategies and Risks – Blockchain Networks” section of the SAI is revised to include information about the Plume blockchain network.

Accordingly, the last two paragraphs of the “Investment Strategies and Risks – Blockchain Networks” section of the SAI are revised as follows:

Plume has a native digital asset that is used to pay transaction fees and for participation in its consensus mechanism. The supply of Plume’s native digital asset is determined by the protocol and may be subject to governance decisions or protocol-level updates.

The Stellar network’s transactions are verified on the Stellar blockchain through proof-of-agreement protocol. In proof-of-agreement, the validators approve transactions in agreement with other trusted participants to achieve consensus. In contrast, the process by which Ethereum, Avalanche, and Plume transactions are verified (i.e., achieve consensus) is called proof-of-stake. In proof-of-stake, users (referred to as “validators”) stake a minimum amount of capital in the form of the native digital asset into a smart contract, or computer program, stored on the network. Validators are then selected to propose and validate blocks of transactions and earn rewards or incur penalties based on their participation and behavior. Unlike Ethereum Layer 2 rollup protocols, which rely on Ethereum for settlement and security, Ethereum, Avalanche, and Plume each operate as independent Layer 1 blockchains with their own validator sets responsible for network security.

Further, the layer 2 blockchains of Arbitrum, Base and Optimism use “optimistic roll-ups” to validate transactions. Optimistic roll-ups combine multiple transactions into one transaction for validation, which is then published to the Ethereum blockchain ledger. Optimistic rollups assume that the transactions contained within the rollup are valid. It is possible to contest transactions through a dispute resolution mechanism if a validator suspects fraudulent behavior.

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